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                                                                     EXHIBIT 4.1

                       (FRONT SIDE OF STOCK CERTIFICATE)

COMMON STOCK                                                  SHARES

NUMBER                                                        CUSIP 125581 10 8

CITG -------------------                                                     SEE REVERSE FOR
                                                                         CERTAIN DEFINITIONS

                                 CIT GROUP INC
                             INCORPORATED UNDER THE
                         LAWS OF THE STATE OF DELAWARE.

THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK $.01 PAR VALUE, OF CIT Group Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER                        SECRETARY

(CORPORATE SEAL)

                                                    Countersigned and Registered

                                                            THE BANK OF NEW YORK

                                             By                   Transfer Agent

                                                                   And Registrar

                                                            Authorized Signatory
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                      (REVERSE SIDE OF STOCK CERTIFICATE)
                                 CIT GROUP INC.

    The Corporation will furnish without charge to each stockholder who so requests the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

    The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  --         as tenants in common            UNIF GIFT MIN ACT --           ----------- Custodian
                                                                             (CUST)  ----------- (MINOR)
                                                                          under Uniform Gifts to Minors Act

TEN ENT  --         as tenants by the
                    entireties

                                                                          --------------------------------
                                                                                       (STATE)

JT TEN   --         as joint tenants with
                    right of survivorship
                    and not as tenants in
                    common

    Additional abbreviations may also be used though not in the above list.

    For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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-----------------------------------------------------------------------------
Shares
of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint
-----------------------------------------------------------------------------,
Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ----------------------------                 ------------------------------------------
                                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                                    UPON THE FACE OF THE CERTIFICATE, IN EVERY
                                                    PARTICULAR, WITHOUT ALTERATION OR
                                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.

                   Signature(s) Guaranteed:         ------------------------------------------
                                                    THE SIGNATURE (S) MUST BE GUARANTEED BY AN
                                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                                    APPROVED GUARANTEE MEDALLION PROGRAM)